JPMorganChinaRegionFund,Inc. JPMorganChinaRegionFund,Inc. BenchmarkA Performance data (as at 31/07/15) 80 ! MSCI Golden Dragon Index (Net) 400 20 ! CSI 300 Index (Net) 350 300 Investment objective 250 200 Long term capital appreciation through investments 150 primarily in equity securities of companies with 100 substantial assets in, or revenues derived from, the People’s Republic of China, Hong Kong, 50 Taiwan and Macau. 0 07/01 07/95 07/97 07/99 07/03 07/05 07/07 07/09 07/11 07/13 07/15 Fund statistics S SSh hha aar rre ee p ppr rri iic cce ee N NNet asset v et asset vet asset value aluealue Ben BenBenc cch hhm mma aar rrk kkA AA Cumulativeperformance(asat31/07/15) Fund manager Emerson Yip % 1 mth 3 mths 2015 YTD 1 year 3 year 5 year 10 years Listed New York Stock Exchange Share price -9.7 -16.7 0.6 7.3 45.7 31.6 148.9 Net asset value -10.1 -14.9 4.2 12.2 50.6 40.5 133.4 Net Assets (as at 31/07/15) USD 130.32m BenchmarkA -9.1 -14.7 4.1 12.2 45.1 44.1 132.2 Launch date 16th July 1992 Dividends (Ex-dividend date) USD 0.1270 (10 December 2014) Rolling12monthperformance(asat31/07/15) B % 2015/2014 2014/2013 2013/2012 2012/2011 2011/2010 Actual Leverage6.2! Share price 7.3 17.5 15.6 -20.3 13.3 Market capitalization breakdown (as at 31/07/15) (Large Cap > USD 2bn, Mid Cap USD 500m -USD 2bn, Small Cap <USD 500m) 100 Net asset value 12.2 16.3 15.3 -19.8 16.3 BenchmarkA 12.2 17.6 10.0 -13.7 15.1 Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Top 10 holdings (as at 31/07/15) Holding Fund ! BenchmarkA weight Tencent Holdings 5.3 4.3 80 Taiwan Semiconductor Manufacturing 5.1 4.9 92.0 96.5 8.0 3.5 0.2 0.0 Fund Bmark Fund Bmark Fund Bmark China Construction Bank* 4.2 3.2 60 AIA Group 3.9 3.5 Ping An Insurance* 3.3 2.1 40 China Merchants Bank* 2.7 1.1 CK Hutchison Holdings 2.0 1.8 China Petroleum & Chemical 1.8 1.0 20 China Vanke* 1.6 0.4 Fubon Financial Holding 1.6 0.5 Sub-Total 31.5 22.8 0 Large Cap Mid Cap Small Cap 143 Stocks 24 Stocks 1 Stocks * Denotes China A-share holding Total number of stocks in the Fund’s portfolio: 168 Sector (as at 31/07/15) A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Fund % 37.5% 20.4% 9.4% 8.4% 4.3% 4.2% 4.0% 3.0% 2.7% 1.4% 4.7% 100.0% Financials Information Technology Industrials Consumer Discretionary Telecommunication Services Utilities Health Care Consumer Staples Energy Materials Liquidity Total Active % -2.8% 1.5% -0.1% 1.7% -1.6% -0.7% 2.1% -0.4% -1.6% -2.8% 4.7% d information Portfolio (as at 31/07/15) Share price USD 17.01 NAV per share USD 20.21 Discount (-) / Premium Current -15.8! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392 Fund % 21.4% 20.4% 18.4% 15.2% 10.3% 8.3% 0.7% 0.3% 0.3% 4.7% 100.0% Portfolio review Hong Kong China - ‘A’ Shares China - Hong Kong ‘H’ Taiwan China - Hong Kong ‘P Chip’ China - Hong Kong ‘Red Chip’ China - Others China - ‘B’ Shares China - Singapore Listed Net Liquidity Total Active % 2.5% 0.4% -3.0% -5.8% 1.6% -1.6% 0.7% 0.2% 0.3% 4.7% (as at 31/07/15) Greater China markets fell sharply this month, led by the MSCI China Index. The Chinese government implemented both supply-side and demand-side support policies for the equity market, ranging from allowing mass trading suspensions for stocks listed domestically to establishing government-controlled equity funds. However, the measures proved inadequate to stem the selling pressure precipitated by a disorderly unwinding of margin loans. The MSCI Taiwan Index fell as demand for technology products weakened, including most critically for Apple, punctuated by its weaker-than-expected guidance. The MSCI Hong Kong Index outperformed, both due to index composition (more defensive) and perceptions of a reversal of Macau’s tightening policy on tourist visas. The Fund underperformed given our overweight in China. Market outlook (as at 31/07/15) Margin lending from brokerages is now down 40% from its June highs while OTC leverage (which anecdotally peaked at similar absolute levels) has essentially been removed from the system. While the mainland bourses remain volatile and leverage from margin loans is still above December levels, much of the de-leveraging is done and valuations have largely normalized. One lesson from recent years is the ability of central banks to help markets avoid adverse outcomes. We expect China to eventually prevail as well. We have increased positions in technology and media stocks in China at the expense of Taiwanese financials and materials. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 US Representative: Khimmara Greer +1 (617) 624 6329 Full portfolio holdings (as at 31/07/15) Values Sum of Traded Sum of Holding Market Value (Base) Weight Consumer Discretionary 12,155,233 CHOW TAI FOOK JEWELLERY GROUP LTD COMMON STOCK HKD MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01 TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK WYNN MACAU LTD COMMON STOCK HKD 0.001 XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1 FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10 MIDEA GROUP CO LTD COMMON STOCK CNY 1 VIPSHOP HOLDINGS LTD ADR USD 0.0001 SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1 GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON TCL CORP COMMON STOCK CNY 1 JANUS DONGGUAN PRECISION COMPONENTS CO LTD COMMON CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD BEIJING GEHUA CATV NETWORK CO LTD COMMON STOCK CNY CHINA INTERNATIONAL TRAVEL SERVICE CORP LTD COMMON NAVINFO CO LTD COMMON STOCK CNY 1 HUAYU AUTOMOTIVE SYSTEMS CO LTD COMMON STOCK CNY 1 FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK CNY SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON QINGDAO HAIER CO LTD COMMON STOCK CNY 1 SAIC MOTOR CORP LTD COMMON STOCK CNY 1 GUANGDONG ADVERTISING GROUP CO LTD COMMON STOCK 834,699 0.6 740,782 0.5 698,541 0.5 697,094 0.5 691,590 0.5 691,032 0.5 579,606 0.4 547,425 0.4 483,487 0.3 450,333 0.3 425,699 0.3 420,665 0.3 392,961 0.3 391,167 0.2 376,359 0.3 374,208 0.3 344,656 0.2 330,542 0.2 291,681 0.2 270,032 0.2 259,689 0.2 255,447 0.2 244,503 0.2 230,140 0.1 184,647 0.1 180,730 0.1 175,185 0.1 166,529 0.1 154,115 0.1 143,294 0.1 128,398 0.1 Consumer Staples 4,415,862 3.0 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 CHINA MENGNIU DAIRY CO LTD COMMON STOCK HKD 0.1 INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1 HENGAN INTERNATIONAL GROUP CO LTD COMMON STOCK HKD LUZHOU LAOJIAO CO LTD COMMON STOCK CNY 1 HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1 1,061,305 0.7 1,053,449 0.7 813,033 0.6 542,247 0.4 352,832 0.2 245,901 0.2 177,865 0.1 169,230 0.1 Energy 3,924,164 2.7 CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1 2,584,460 1.8 CNOOC LTD COMMON STOCK HKD 0 1,157,816 0.8 CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1 181,887 0.1 Financials 54,482,346 37.5 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK CHINA VANKE CO LTD COMMON STOCK HKD 1 CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1 CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 6,146,035 4.2 5,669,956 3.9 4,839,593 3.3 2,640,642 1.8 2,388,159 1.6 2,166,620 1.5 1,962,623 1.4 1,904,093 1.3 1,707,155 1.2 1,703,118 1.2 1,678,600 1.2 1,472,849 1.0 1,260,580 0.9 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials continued CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1 1,242,487 0.9 CHINA CITIC BANK CORP LTD COMMON STOCK HKD 1 1,115,659 0.8 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 1,060,060 0.7 SUNAC CHINA HOLDINGS LTD COMMON STOCK HKD 0.1 1,049,196 0.7 HANG SENG BANK LTD COMMON STOCK HKD 0 1,026,907 0.7 HAITONG SECURITIES CO LTD COMMON STOCK CNY 1 864,196 0.6 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 841,603 0.6 KERRY PROPERTIES LTD COMMON STOCK HKD 1 836,500 0.6 DAH SING FINANCIAL HOLDINGS LTD COMMON STOCK HKD 0 832,171 0.6 CITIC SECURITIES CO LTD COMMON STOCK CNY 1 789,245 0.5 BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1 770,831 0.5 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON 702,954 0.5 AGRICULTURAL BANK OF CHINA LTD COMMON STOCK HKD 1 694,826 0.5 NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0 652,797 0.4 SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON 642,629 0.4 YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0 629,403 0.4 PING AN BANK CO LTD COMMON STOCK CNY 1 627,389 0.4 WHEELOCK & CO LTD COMMON STOCK HKD 0 621,493 0.4 CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1 598,564 0.4 CHINA CINDA ASSET MANAGEMENT CO LTD COMMON STOCK 514,160 0.4 CHAMPION REIT REIT HKD 0 483,676 0.3 CHINA VANKE CO LTD COMMON STOCK CNY 1 430,444 0.3 GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5 411,567 0.3 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 385,870 0.3 HSBC HOLDINGS PLC COMMON STOCK GBP 0.5 314,204 0.2 CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK 308,720 0.2 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 254,093 0.2 CHAILEASE HOLDING CO LTD COMMON STOCK TWD 10 240,679 0.2 Health Care 5,808,432 4.0 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,475,082 1.0 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 978,019 0.7 CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0 903,035 0.6 IKANG HEALTHCARE GROUP INC ADR USD 0.01 585,668 0.4 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 579,516 0.4 KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1 288,947 0.2 HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY 252,194 0.2 TASLY PHARMACEUTICAL GROUP CO LTD COMMON STOCK CNY 251,978 0.2 AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1 190,593 0.1 HUMANWELL HEALTHCARE GROUP CO LTD COMMON STOCK CNY 187,491 0.1 SEARAINBOW HOLDING CORP COMMON STOCK CNY 1 115,908 0.1 Industrials 13,707,017 9.4 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 2,850,664 2.0 CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK 1,424,674 1.0 CAR INC COMMON STOCK HKD 0.00001 1,014,930 0.7 SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 945,165 0.6 ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD 923,868 0.6 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD 722,494 0.5 CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK 534,194 0.4 HAN’S LASER TECHNOLOGY INDUSTRY GROUP CO LTD 510,959 0.3 AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1 449,107 0.3 CHINA STATE CONSTRUCTION ENGINEERING CORP LTD 423,673 0.3 CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK 405,007 0.3 SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD 379,714 0.3 CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD 378,368 0.2 SPRING AIRLINES CO LTD COMMON STOCK CNY 1 355,202 0.2 SHANGHAI INTERNATIONAL AIRPORT CO LTD COMMON STOCK 327,668 0.2 CHINA SOUTHERN AIRLINES CO LTD COMMON STOCK CNY 1 306,854 0.2 CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON 281,064 0.2 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK 246,559 0.2 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Industrials continued CRRC CORP LTD COMMON STOCK CNY 1 236,507 0.2 ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1 233,828 0.2 DAQIN RAILWAY CO LTD COMMON STOCK CNY 1 233,672 0.2 XIAMEN C & D INC COMMON STOCK CNY 1 181,555 0.1 GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1 177,837 0.1 HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1 163,456 0.1 Information Technology 29,679,596 20.4 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 7,742,420 5.3 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON 7,472,006 5.1 LARGAN PRECISION CO LTD COMMON STOCK TWD 10 1,928,797 1.3 ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON 1,752,428 1.2 CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 1,543,164 1.1 DELTA ELECTRONICS INC COMMON STOCK TWD 10 1,374,167 0.9 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD 837,171 0.6 CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10 628,890 0.4 ZHEJIANG DAHUA TECHNOLOGY CO LTD COMMON STOCK CNY 582,784 0.4 PCHOME ONLINE INC COMMON STOCK TWD 10 581,526 0.4 WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK 577,880 0.4 SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 521,268 0.4 HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD 465,990 0.3 POWERTECH TECHNOLOGY INC COMMON STOCK TWD 10 435,025 0.3 AISINO CORP COMMON STOCK CNY 1 425,226 0.3 NANYA TECHNOLOGY CORP COMMON STOCK TWD 10 363,421 0.3 GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON 323,356 0.2 VTECH HOLDINGS LTD COMMON STOCK HKD 0.05 303,729 0.2 WONDERS INFORMATION CO LTD COMMON STOCK CNY 1 293,285 0.2 HAND ENTERPRISE SOLUTIONS CO LTD COMMON STOCK CNY 248,257 0.2 EAST MONEY INFORMATION CO LTD COMMON STOCK CNY 1 215,228 0.2 BEIJING THUNISOFT CORP LTD 213,474 0.2 BEIJING EGOVA CO LTD COMMON STOCK CNY 1 208,967 0.1 GOERTEK INC COMMON STOCK CNY 1 205,316 0.1 SHENZHEN O-FILM TECH CO LTD COMMON STOCK CNY 1 150,959 0.1 SHENZHEN DEREN ELECTRONIC CO LTD COMMON STOCK CNY 147,571 0.1 BEIJING TENSYN DIGITAL MARKETING TECHNOLOGY JSC 137,293 0.1 Materials 2,028,688 1.4 ANGANG STEEL CO LTD COMMON STOCK HKD 1 482,824 0.3 BBMG CORP COMMON STOCK HKD 1 422,133 0.3 BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1 248,213 0.2 HEBEI IRON & STEEL CO LTD COMMON STOCK CNY 1 236,636 0.2 ANHUI CONCH CEMENT CO LTD COMMON STOCK CNY 1 210,348 0.1 KINGFA SCI & TECH CO LTD COMMON STOCK CNY 1 172,607 0.1 SHENZHEN ZHONGJIN LINGNAN NONFEMET CO LTD COMMON 157,149 0.1 CHINA STEEL CHEMICAL CORP COMMON STOCK TWD 10 98,776 0.1 Telecommunication Services 6,195,422 4.3 CHINA MOBILE LTD COMMON STOCK HKD 0 1,885,376 1.3 CHINA UNICOM HONG KONG LTD COMMON STOCK HKD 0 1,512,800 1.0 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 1,446,611 1.0 HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005 480,993 0.3 CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON 418,089 0.3 HKBN LTD COMMON STOCK HKD 0.0001 234,245 0.2 CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON 217,308 0.2 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Utilities 6,045,417 4.2 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,348,413 0.9 CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK 1,297,496 0.9 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 1,105,375 0.8 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON 1,052,778 0.7 SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0 392,597 0.3 CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1 385,036 0.3 GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1 352,756 0.2 SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1 110,966 0.1 Liquidity 6,873,800 4.7 Net Liquidity 6,873,800 4.7 Grand Total 145,315,976 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or on behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.